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                                                                   EXHIBIT 10(l)


                                    AMENDMENT

     THIS AMENDMENT is entered into as of the 20th date of October, 2005, between Lesco, Inc., an Ohio corporation ("Lesco"), and Michael P. DiMino ("Executive").

                                   WITNESSETH:

     WHEREAS, Lesco and Executive entered into an employment agreement dated as of February 23, 2004 (the "Employment Agreement," capitalized terms used herein shall have the respective meanings ascribed thereto in the Employment Agreement); and

     WHEREAS, Lesco and Executive desire to amend the Employment Agreement in certain respects as set forth in this Amendment;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. For all purposes of the Employment Agreement, the voluntary resignation on or before October 20, 2005, by Executive of his employment with Lesco shall be treated as if his employment were terminated without Cause.

     2. On and after the date of this Amendment, each reference in the Employment Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Employment Agreement shall mean the Employment Agreement as amended by this Amendment. The Employment Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     3. This Amendment shall be governed by and construed according to the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year previously set forth.

                                        LESCO, INC.


                                        By: /s/ Jeffrey L. Rutherford
                                            ------------------------------------
                                            Authorized Officer


                                            /s/ Michael P. DiMino
                                            ------------------------------------
                                            Michael P. DiMino